                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

          UL II--Flexible Premium Multifunded Life Insurance Policies
           SPMLI--Single Premium Multifunded Life Insurance Policies


                      Supplement Dated April 28, 2008 to

         UL II Prospectus Dated May 1, 1992 as previously supplemented SPMLI Prospectus Dated May 1, 1988 as previously supplemented

This supplement updates certain information contained in the last prospectus you received and in the previous supplements to that prospectus. For UL II Policies, the last prospectus you received was dated May 1, 1992; for SPMLI Policies, the last prospectus you received was dated May 1, 1988. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543.

You may allocate net premiums and transfer cash value among a fixed interest account and the investment divisions of the Metropolitan Tower Separate Account Two. Each investment division, in turn, invests in the shares of one of the following Portfolios:

  METROPOLITAN SERIES FUND, INC. (CLASS A)

  BlackRock Aggressive Growth Portfolio
  BlackRock Bond Income Portfolio
  BlackRock Diversified Portfolio
  BlackRock Money Market Portfolio

  FI Mid Cap Opportunities Portfolio
  Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio)

  MetLife Stock Index Portfolio
  Oppenheimer Global Equity Portfolio
  T. Rowe Price Small Cap Growth Portfolio

  MET INVESTORS SERIES TRUST (CLASS A)


  BlackRock Large Cap Core Portfolio

  Lord Abbett Bond Debenture Portfolio

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisors and fees and expenses for each Portfolio. Please read them and keep them for reference.

PREMIUM PAYMENTS AND OTHER TRANSACTION REQUESTS

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there maybe a delay in applying the premium payment or transaction to your Policy.

TRANSFERS

The following replaces the list of Monitored Portfolios in the third paragraph of this section:

Julius Baer International Stock Portfolio, Oppenheimer Global Equity Portfolio,
T. Rowe Price Small Cap Growth Portfolio, and Lord Abbett Bond Debenture Portfolio.

OTHER INFORMATION

An investor brochure that includes information describing the Financial Industry Regulatory Authority ("FINRA") Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA'S website at www.finra.org.


MTWULIISPMLISUPP05012005